UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2024

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA, 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

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	ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information set forth in Item 7.01 is incorporated by reference into this Item 2.02.

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	ITEM 7.01	REGULATION FD DISCLOSURE

On April 8, 2024, Medalist Diversified REIT, Inc., a Maryland corporation (the “Company”) released a letter from Francis P. Kavanaugh, the Company’s President and CEO and Brent Winn, the Company’s Chief Financial Officer, providing a review of fiscal year 2023 results and the Company’s plans for fiscal year 2024. A copy of the letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference and is also available on the “Investors” section of the Company’s website at www.medalistreit.com.

On April 8, 2024, the Company released its financial supplement for the year ended December 31, 2023 (the “Financial Supplement”). A copy of the Financial Supplement is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference and is also available on the “Investors” section of the Company’s website at www.medalistreit.com. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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	ITEM 8.01	OTHER INFORMATION

On April 8, 2024, the Company announced (i) the declaration of a quarterly dividend for the first quarter of 2024 on the Company’s Common Stock in the amount of $0.02 per share, and (ii) the declaration of a quarterly dividend for the first quarter of 2024 on the Company’s 8.0% Series A Cumulative Redeemable Preferred Stock in the amount of $0.50 per share. Both dividends will be payable on April 25, 2024 to shareholders of record on April 22, 2024.

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	ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Letter to Shareholders, dated April 8, 2024
99.2	Financial Supplement dated April 8, 2024 for the year ending December 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: April 8, 2024	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer